Exhibit 10.1

AMENDMENT NO. 2 TO
CO-INVESTMENT AND ALLOCATION AGREEMENT

This AMENDMENT NO. 2 TO CO-INVESTMENT AND ALLOCATION AGREEMENT (this “Amendment”) is dated as of November 21, 2016, by and among Starwood Property Trust, Inc., a Maryland corporation (the “Company”), SPT Management, LLC, a Delaware limited liability company (the “Manager”), and Starwood Capital Group Global, L.P., a Delaware limited partnership (“Starwood Capital Group”).

Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Agreement (as defined below).

WHEREAS, the Company, the Manager and Starwood Capital Group are parties to that certain Co-Investment and Allocation Agreement, dated as of August 17, 2009, as amended on June 19, 2015 (the “Agreement”); and

WHEREAS, the Company, the Manager and Starwood Capital Group desire to amend, and do hereby amend, the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein made and intending to be legally bound, the parties hereto hereby agree as follows:

1.                                      Other Investment Vehicles.     Section 1.1(c) of the Agreement is hereby amended by adding the double underlined text so that such section reads in its entirety as follows:

Each of the Manager and Starwood Capital Group agree that during the term of this Agreement, none of the Manager, Starwood Capital Group or any Affiliate of Starwood Capital Group will sponsor or manage a Potential Competing Investment Vehicle or any private or foreign Competing Investment Vehicle, unless Starwood Capital Group adopts a policy that either (i) provides for the fair and equitable allocation of investment opportunities in Target Assets among all such vehicles and the Company, or (ii) provides the Company with the right to co-invest with respect to any Target Assets with such vehicles, in each case subject to (A) the suitability of each investment opportunity for the particular vehicle and the Company and (B) each such vehicles’ and the Company’s availability of cash for investment.

2.                                      Representations and Warranties.

(a)                                 The Company represents and warrants to the Manager and Starwood Capital Group that this Amendment:  (i) has been duly and validly executed and delivered by the Company; and (ii) constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles related to or limiting creditors’ rights generally and by general principles of equity.

(b)                                 The Manager represents and warrants to the Company and Starwood Capital Group that this Amendment:  (i) has been duly and validly executed and delivered by the

Manager; and (ii) constitutes the legal, valid and binding obligation of the Manager, enforceable against the Manager in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles related to or limiting creditors’ rights generally and by general principles of equity.

(c)                                  Starwood Capital Group represents and warrants to the Company and the Manager that this Amendment:  (i) has been duly and validly executed and delivered by Starwood Capital Group; and (ii) constitutes the legal, valid and binding obligation of Starwood Capital Group, enforceable against Starwood Capital Group in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles related to or limiting creditors’ rights generally and by general principles of equity.

3.                                      Ratification of Agreement.     Except as expressly provided in this Amendment, all of the terms, covenants, and other provisions of the Agreement are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

COMPANY:

STARWOOD PROPERTY TRUST, INC.

By:	/s/ Andrew J. Sossen
Name: Andrew J. Sossen
Title: Chief Operating Officer

MANAGER:

SPT MANAGEMENT, LLC

By:	/s/ Andrew J. Sossen
Name: Andrew J. Sossen
Title: Authorized Signatory

STARWOOD CAPITAL GROUP:

STARWOOD CAPITAL GROUP GLOBAL, L.P.

By:	SCGG GP, L.L.C.

By:	/s/ Ellis F. Rinaldi
Name: Ellis F. Rinaldi
Title: Executive Vice President